
     MERRILL LYNCH & CO., INC.
                                                                                                                        Exhibit 99.2
                                                                                                                        Attachment I


     PRELIMINARY UNAUDITED EARNINGS SUMMARY
                                                                          For the Three Months Ended             Percent Inc / (Dec)
                                                                    ----------------------------------------------------------------
                                                                    March 28,    December 27,      March 29,    1Q03 vs.    1Q03 vs.
     (in millions, except per share amounts)                            2003            2002           2002         4Q02        1Q02
                                                                    --------     -----------       --------     --------    --------
     NET REVENUES
       Commissions                                                   $ 1,069         $ 1,078        $ 1,242         (0.8)%   (13.9)%
       Principal transactions                                          1,010             358            877        182.1      15.2
       Investment banking
           Underwriting                                                  368             414            466        (11.1)    (21.0)
           Strategic advisory                                            125             163            183        (23.3)    (31.7)
       Asset management and portfolio service fees                     1,127           1,106          1,293          1.9     (12.8)
       Other                                                             205             148            219         38.5      (6.4)
                                                                     -------         -------        -------
         Subtotal                                                      3,904           3,267          4,280         19.5      (8.8)

       Interest and dividend revenues                                  3,021           3,212          3,284         (5.9)     (8.0)
       Less interest expense                                           2,071           2,274          2,474         (8.9)    (16.3)
                                                                     -------         -------        -------

         Net interest profit                                             950             938            810          1.3      17.3
                                                                     -------         -------        -------

       TOTAL NET REVENUES                                              4,854           4,205          5,090         15.4      (4.6)
                                                                     -------         -------        -------

     NON-INTEREST EXPENSES
       Compensation and benefits                                       2,496           1,983          2,646         25.9      (5.7)
       Communications and technology                                     403             434            474         (7.1)    (15.0)
       Occupancy and related depreciation                                216             225            238         (4.0)     (9.2)
       Brokerage, clearing, and exchange fees                            170             175            198         (2.9)    (14.1)
       Advertising and market development                                121             114            150          6.1     (19.3)
       Professional fees                                                 144             155            130         (7.1)     10.8
       Office supplies and postage                                        58              62             69         (6.5)    (15.9)
       Other                                                             224             145            173         54.5      29.5
       Research and other settlement-related expenses                      -             180              -       (100.0)      N/M
       Recoveries related to September 11                                  -             (21)             -       (100.0)      N/M
       Restructuring and other charges                                     -              10              -       (100.0)      N/M
                                                                     -------         -------        -------

       TOTAL NON-INTEREST EXPENSES                                     3,832           3,462          4,078         10.7      (6.0)
                                                                     -------         -------        -------

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
     SECURITIES ISSUED BY SUBSIDIARIES                                 1,022             743          1,012         37.6       1.0

     Income tax expense                                                  289             157            316         84.1      (8.5)

     Dividends on preferred securities issued by subsidiaries             48              47             49          2.1      (2.0)
                                                                     -------         -------        -------

     NET EARNINGS                                                    $   685         $   539        $   647         27.1       5.9
                                                                     =======         =======        =======

     PREFERRED STOCK DIVIDENDS                                       $     9         $     9        $     9            -         -
                                                                     =======         =======        =======

     EARNINGS PER COMMON SHARE
       Basic                                                         $  0.76         $  0.61        $  0.75         24.6       1.3
       Diluted                                                       $  0.72         $  0.56        $  0.67         28.6       7.5

     AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
       Basic                                                           887.6           868.2          854.8          2.2       3.8
       Diluted                                                         939.2           942.9          949.2         (0.4)     (1.1)

     ANNUALIZED RETURN ON AVERAGE COMMON EQUITY                         11.8%            9.5%          12.7%
     -------------------------------------------------------------------------------------------------------------------------------
     Certain prior period amounts have been reclassified to conform to the current period presentation.

MERRILL LYNCH & CO., INC.
                                                                                                                Exhibit  99.2
                                                                                                                Attachment II


PRELIMINARY SEGMENT DATA (UNAUDITED)
                                                                                          For the Three Months Ended
                                                                               ----------------------------------------------
                                                                               March 28,       December 27,          March 29,
    (dollars in millions)                                                          2003               2002               2002
                                                                               --------        -----------           --------

    GLOBAL MARKETS & INVESTMENT BANKING
         Non-interest revenues                                                  $ 1,807            $ 1,149            $ 1,908
         Net interest profit                                                        653                644                477
                                                                                -------            -------            -------
         Total net revenues                                                       2,460              1,793              2,385
                                                                                -------            -------            -------

         Pre-tax earnings                                                           785                558(a)             643

         Pre-tax profit margin                                                     31.9%              31.1%              27.0%
    -------------------------------------------------------------------------------------------------------------------------
    GLOBAL PRIVATE CLIENT
         Non-interest revenues                                                  $ 1,779            $ 1,809            $ 1,953
         Net interest profit                                                        323                317                346
                                                                                -------            -------            -------
         Total net revenues                                                       2,102              2,126              2,299
                                                                                -------            -------            -------

         Pre-tax earnings                                                           269                363(b)             272

         Pre-tax profit margin                                                     12.8%              17.1%              11.8%
    -------------------------------------------------------------------------------------------------------------------------
    MERRILL LYNCH INVESTMENT MANAGERS
         Non-interest revenues                                                  $   330              $ 328            $   439
         Net interest profit                                                          7                 11                  3
                                                                                -------            -------            -------
         Total net revenues                                                         337                339                442
                                                                                -------            -------            -------

         Pre-tax earnings                                                            47                 50(c)             114

         Pre-tax profit margin                                                     14.0%              14.7%              25.8%
    -------------------------------------------------------------------------------------------------------------------------
    CORPORATE
         Non-interest revenues                                                  $   (12)           $   (19)           $   (20)
         Net interest profit                                                        (33)               (34)               (16)
                                                                                -------            -------            -------
         Total net revenues                                                         (45)               (53)               (36)
                                                                                -------            -------            -------

         Pre-tax earnings (loss)                                                    (79)              (228)               (17)
    -------------------------------------------------------------------------------------------------------------------------
    TOTAL
         Non-interest revenues                                                  $ 3,904            $ 3,267            $ 4,280
         Net interest profit                                                        950                938                810
                                                                                -------            -------            -------
         Total net revenues                                                       4,854              4,205              5,090
                                                                                -------            -------            -------

         Pre-tax earnings                                                         1,022                743              1,012

         Pre-tax profit margin                                                     21.1%              17.7%              19.9%
    -------------------------------------------------------------------------------------------------------------------------
    Certain prior period amounts have been restated to conform to the current period presentation.
    (a) Includes restructuring-related expenses of $51 million, partially offset by Recoveries related to September 11 of $40 million.
    (b) Includes restructuring-related credits of $64 million.
    (c) Includes restructuring-related expenses of $23 million.


     MERRILL LYNCH & CO., INC.
                                                                                                    Exhibit 99.2
                                                                                                  Attachment III


     CONSOLIDATED QUARTERLY EARNINGS  (UNAUDITED)                                                  (in millions)

                                                               1Q02        2Q02       3Q02       4Q02       1Q03

                                                             ------      ------     ------     ------     ------
      NET REVENUES
        Commissions
            Listed and over-the-counter securities           $  732      $  718     $  653     $  623     $  618
            Mutual funds                                        341         327        277        274        266
            Other                                               169         167        195        181        185
                                                             ------      ------     ------     ------     ------
            Total                                             1,242       1,212      1,125      1,078      1,069
        Principal transactions                                  877         728        377        358      1,010
        Investment banking
            Underwriting                                        466         501        329        414        368
            Strategic advisory                                  183         194        163        163        125
                                                             ------      ------     ------     ------     ------
            Total                                               649         695        492        577        493
        Asset management and portfolio service fees
            Asset management fees                               469         430        402        386        385
            Portfolio service fees                              557         571        526        480        476
            Account fees                                        133         135        138        122        135
            Other fees                                          134         162        151        118        131
                                                             ------      ------     ------     ------     ------
            Total                                             1,293       1,298      1,217      1,106      1,127
        Other                                                   219         219        165        148        205
                                                             ------      ------     ------     ------     ------
           Subtotal                                           4,280       4,152      3,376      3,267      3,904
        Interest and dividend revenues                        3,284       3,198      3,484      3,212      3,021
        Less interest expense                                 2,474       2,399      2,498      2,274      2,071
                                                             ------      ------     ------     ------     ------
           Net interest profit                                  810         799        986        938        950
                                                             ------      ------     ------     ------     ------
        TOTAL NET REVENUES                                    5,090       4,951      4,362      4,205      4,854
                                                             ------      ------     ------     ------     ------

      NON-INTEREST EXPENSES
        Compensation and benefits                             2,646       2,569      2,228      1,983      2,496
        Communications and technology                           474         412        421        434        403
        Occupancy and related depreciation                      238         228        218        225        216
        Brokerage, clearing, and exchange fees                  198         172        182        175        170
        Advertising and market development                      150         151        125        114        121
        Professional fees                                       130         132        135        155        144
        Office supplies and postage                              69          65         62         62         58
        Other                                                   173         163        130        145        224
        Research and other settlement-related expenses            -         111          -        180          -
        Recoveries related to September 11                        -           -       (191)       (21)         -
        Restructuring and other charges                           -           -         (2)        10          -
                                                             ------      ------     ------     ------     ------
        TOTAL NON-INTEREST EXPENSES                           4,078       4,003      3,308      3,462      3,832
                                                             ------      ------     ------     ------     ------

      EARNINGS BEFORE INCOME TAXES, AND DIVIDENDS
      ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES          1,012         948      1,054        743      1,022

      Income tax expense                                        316         267        313        157        289
      Dividends on preferred securities issued by subsidiaries   49          47         48         47         48
                                                             ------      ------     ------     ------     ------

      NET EARNINGS                                           $  647      $  634     $  693     $  539     $  685
      ----------------------------------------------------------------------------------------------------------
      Per Common Share Data
                                                               1Q02        2Q02       3Q02       4Q02       1Q03
                                                             ------      ------     ------     ------     ------

        Earnings - Basic                                     $ 0.75      $ 0.72     $ 0.79     $ 0.61     $ 0.76
        Earnings - Diluted                                     0.67        0.66       0.73       0.56       0.72
        Dividends paid                                         0.16        0.16       0.16       0.16       0.16
        Book value                                            23.73       24.46      25.17      25.69   25.13 est.

      ----------------------------------------------------------------------------------------------------------
      Certain prior period amounts have been reclassified to conform to the current period presentation.

     MERRILL LYNCH & CO., INC.
                                                                                                        Exhibit 99.2
                                                                                                       Attachment IV


     PERCENTAGE OF QUARTERLY NET REVENUES  (UNAUDITED)

                                                                 1Q02       2Q02        3Q02        4Q02        1Q03
                                                                -----      -----       -----       -----       -----

       NET REVENUES
         Commissions
             Listed and over-the-counter securities              14.4%      14.5%       15.0%       14.8%       12.7%
             Mutual funds                                         6.7%       6.6%        6.4%        6.5%        5.5%
             Other                                                3.3%       3.4%        4.4%        4.3%        3.8%
                                                                -----      -----       -----       -----       -----
             Total                                               24.4%      24.5%       25.8%       25.6%       22.0%
         Principal transactions                                  17.2%      14.7%        8.6%        8.5%       20.8%
         Investment banking
             Underwriting                                         9.2%      10.1%        7.6%        9.8%        7.6%
             Strategic advisory                                   3.6%       3.9%        3.7%        3.9%        2.6%
                                                                -----      -----       -----       -----       -----
             Total                                               12.8%      14.0%       11.3%       13.7%       10.2%
         Asset management and portfolio service fees
             Asset management fees                                9.2%       8.7%        9.2%        9.2%        7.9%
             Portfolio service fees                              10.9%      11.5%       12.1%       11.4%        9.8%
             Account fees                                         2.6%       2.7%        3.2%        2.9%        2.8%
             Other fees                                           2.7%       3.3%        3.4%        2.8%        2.7%
                                                                -----      -----       -----       -----       -----
             Total                                               25.4%      26.2%       27.9%       26.3%       23.2%
         Other                                                    4.3%       4.5%        3.8%        3.6%        4.2%
                                                                -----      -----       -----       -----       -----
            Subtotal                                             84.1%      83.9%       77.4%       77.7%       80.4%
         Interest and dividend revenues                          64.5%      64.6%       79.9%       76.4%       62.3%
         Less interest expense                                   48.6%      48.5%       57.3%       54.1%       42.7%
                                                                -----      -----       -----       -----       -----
            Net interest profit                                  15.9%      16.1%       22.6%       22.3%       19.6%
                                                                -----      -----       -----       -----       -----
         TOTAL NET REVENUES                                     100.0%     100.0%      100.0%      100.0%      100.0%
                                                                -----      -----       -----       -----       -----

       NON-INTEREST EXPENSES
         Compensation and benefits                               52.0%      51.9%       51.1%       47.2%       51.4%
         Communications and technology                            9.3%       8.3%        9.7%       10.3%        8.3%
         Occupancy and related depreciation                       4.7%       4.6%        5.0%        5.4%        4.4%
         Brokerage, clearing, and exchange fees                   3.9%       3.5%        4.2%        4.2%        3.5%
         Advertising and market development                       2.9%       3.0%        2.9%        2.7%        2.5%
         Professional fees                                        2.6%       2.7%        3.1%        3.7%        3.0%
         Office supplies and postage                              1.4%       1.3%        1.4%        1.5%        1.2%
         Other                                                    3.3%       3.3%        2.9%        3.3%        4.6%
         Research and other settlement-related expenses             -        2.3%          -         4.3%          -
         Recoveries related to September 11                         -          -        -4.4%       -0.5%          -
         Restructuring and other charges                            -          -        -0.1%        0.2%          -
                                                                -----      -----       -----       -----       -----

         TOTAL NON-INTEREST EXPENSES                             80.1%      80.9%       75.8%       82.3%       78.9%
                                                                -----      -----       -----       -----       -----

       EARNINGS BEFORE INCOME TAXES, AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES            19.9%      19.1%       24.2%       17.7%       21.1%

       Income tax expense                                         6.2%       5.4%        7.2%        3.7%        6.0%
       Dividends on preferred securities issued by subsidiaries   1.0%       0.9%        1.1%        1.2%        1.0%
                                                                -----      -----       -----       -----       -----

       NET EARNINGS                                              12.7%      12.8%       15.9%       12.8%       14.1%
     ---------------------------------------------------------------------------------------------------------------
       COMMON SHARES OUTSTANDING (IN MILLIONS)
                                                                 1Q02       2Q02        3Q02        4Q02        1Q03
                                                                -----      -----       -----       -----       -----

            Weighted-average - basic                            854.8      861.7       864.6       868.2       887.6
            Weighted-average - diluted                          949.2      942.6       934.5       942.9       939.2
            Period-end                                          862.9      865.4       869.0       873.8       929.8
     ---------------------------------------------------------------------------------------------------------------

     MERRILL LYNCH & CO., INC.

                                                                                           Exhibit 99.2
                                                                                           Attachment V


     SUPPLEMENTAL DATA (UNAUDITED)                                                (dollars in billions)
                                                     1Q02        2Q02       3Q02        4Q02       1Q03
                                                  -------     -------    -------     -------    -------

       ASSETS IN PRIVATE CLIENT ACCOUNTS
          U.S.(1)                                 $ 1,158     $ 1,076    $   997     $ 1,021    $ 1,009
          Non - U.S.                                   96          94         87          89         86
                                                  -------     -------    -------     -------    -------
       Total Assets in Private Client Accounts    $ 1,254     $ 1,170    $ 1,084     $ 1,110    $ 1,095
                                                  =======     =======    =======     =======    =======

       ASSETS IN ASSET-PRICED ACCOUNTS            $   206     $   192    $   177     $   182    $   181


       ASSETS UNDER MANAGEMENT                    $   518     $   499    $   452     $   462    $   442

            Retail                                    215         203        182         189        187
            Institutional                             262         257        234         235        220
            Private Investors                          41          39         36          38         35

            U.S.                                      323         319        305         313        303
            Non-U.S.                                  195         180        147         149        139

            Equity                                    257         234        190         191        183
            Fixed Income                              119         121        119         122        108
            Money Market                              142         144        143         149        151
       ------------------------------------------------------------------------------------------------
       NET NEW MONEY

       PRIVATE CLIENT ACCOUNTS(2)
            U.S.                                  $     -     $     4    $     4     $    11    $    (4)
            Non-U.S.                                    1           -         (2)          -         (1)
                                                  -------     -------    -------     -------    -------
               Total                                    1           4          2          11         (5)
                                                  -------     -------    -------     -------    -------

       ASSETS UNDER MANAGEMENT(2)                 $    (7)    $    (5)   $   (12)    $     5    $   (11)
       ------------------------------------------------------------------------------------------------
       BALANCE SHEET INFORMATION (ESTIMATED)

            Commercial Paper and
               Other Short-term Borowings         $   4.6     $   6.0    $   6.6     $   5.4    $   3.5
            Deposits                                 85.9        81.1       80.8        81.8       81.9
            Long-term Borrowings                     77.3        75.5       73.9        78.5       77.0
            Preferred Securities Issued
               by Subsidiaries                        2.7         2.7        2.7         2.7        2.7
            Total Stockholders' Equity               20.9        21.6       22.3        22.9       23.8
       ------------------------------------------------------------------------------------------------
       GLOBAL EQUITY AND EQUITY-LINKED UNDERWRITING(1)(3)

            Volume                                $    15     $    10    $     3     $     6    $     4
            Market Share                             14.5%        9.4%       6.0%       10.6%       7.8%
            Ranking                                     2           3          5           2          5

       GLOBAL DEBT UNDERWRITING(1)(3)

            Volume                                $    96     $    86    $    65     $    59    $    88
            Market Share                              8.5%        8.4%       7.7%        6.6%       7.1%
            Ranking                                     2           3          3           6          3

       GLOBAL COMPLETED MERGERS AND ACQUISITIONS(1)(3)

            Volume                                $    62     $    64    $    79     $   116    $    38
            Market Share                             22.1%       20.1%      23.8%       29.7%      16.6%
            Ranking                                     3           4          3           5          4
       ------------------------------------------------------------------------------------------------
       FULL-TIME EMPLOYEES(4)                      56,100      54,400     53,200      50,900     49,600

       PRIVATE CLIENT FINANCIAL ADVISORS           15,900      15,100     14,600      14,000     13,600
      -------------------------------------------------------------------------------------------------
     (1)Certain prior period amounts have been restated to conform to the current period presentation.
     (2)Excluding the impact related to the restructuring of the Non-U.S. businesses.
     (3)Full credit to book manager.  Market shares derived from Thomson Financial Securities Data statistics.
     (4)Excludes 500, 1,500, 700, 1,000 and 600 full-time employees on salary continuation severance at the end of 1Q03, 4Q02, 3Q02,
        2Q02 and 1Q02, respectively.

 For more information, please contact:

       Investor Relations                        Phone:  866-607-1234
       Merrill Lynch & Co., Inc.                 Fax:    212-449-7461
                                                 investor_relations@ml.com
                                                 www.ir.ml.com